UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

FERMAVIR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-116480	16-1639902
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 445 New York, New York 10170
(Address of Principal Executive Offices)

(212) 413-0802
(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 6, 2005, Baum & Company, PA resigned as the principal registered independent public accounting firm of FermaVir Pharmaceuticals, Inc. (the “Company”). From the date of their appointment, to December 6, 2005, the date of their resignation, (i) the reports of Baum & Company, PA on the Company’s financial statements as of and for the years ended April 30, 2005 and 2004 and for the period commencing November 15, 2002 (date of inception) to April 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles and (ii) there were no disagreements with Baum & Company, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Baum & Company, PA would have caused them to make reference thereto in their reports on the financial statements for such years.

The Company provided Baum & Company, PA with a copy of this Current Report on Form 8-K on December 7, 2005, prior to its filing with the SEC, and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Baum & Company, PA, dated December 7, 2005, is attached to this Form 8-K as Exhibit 16.1.

On December 6, 2005, the Company engaged JH Cohn LLP (“JHC”) as its principal independent registered public accounting firm. The Company’s audit committee has approved the appointment of JHC as the Company's new principal independent registered public accounting firm.

Prior to engaging JHC the Company did not consult with them regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that JHC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 7.01	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The Company disclaims any intention or obligation to update or revise this information.

On November 30, 2005, the Company submitted a pre-IND submission to the United States Food & Drug Administration requesting a consultation on the Company’s proposed plan for development of its compound, CF-1743 for the treatment of shingles. The Company expects a reply with respect to its plan from the FDA in January 2006.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

16.1 Letter from Baum & Company, PA, dated December 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2005

FERMAVIR PHARMACEUTICALS, INC.

By:	/s/ Geoffrey W. Henson

Geoffrey W. Henson, Ph.D. Chief Executive Officer